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                                                                      Exhibit 24

                           THE LAMSON & SESSIONS CO.


                          DIRECTORS' POWER OF ATTORNEY


         Each of the undersigned members of the Board of Directors of The Lamson & Sessions Co., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D. C., an annual report of the Corporation on Form 10-K for the fiscal year ended December 29, 2001 ("2001 Form 10-K") under the provisions of the Securities Act of 1934, as amended, does hereby constitute and appoint James J. Abel and John B. Schulze, jointly and severally, with full power and substitution and re-substitution, as attorney(s) to sign for him and in his name, in the capacities indicated below, the 2001 Form 10-K, including any amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever necessary and required to be done in connection with such signing as fully to all intents and purposes as he would do if personally present, hereby ratifying and approving the acts of said attorney(s) and any substitutes(s) therefor in connection with such signing:


         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 20th day of February 2002.


/s/ JAMES T. BARTLETT                             /s/ JOHN C. DANNEMILLER
------------------------------                    ------------------------------
James T. Bartlett                                 John C. Dannemiller
Director                                          Director


/s/ FRANCIS H. BEAM, JR.                          /s/ GEORGE R. HILL
------------------------------                    ------------------------------
Francis H. Beam, Jr.                              George R. Hill
Director                                          Director


/s/ MARTIN J. CLEARY                              /s/ A. MALACHI MIXON, III
------------------------------                    ------------------------------
Martin J. Cleary                                  A. Malachi Mixon, III
Director                                          Director


/s/ WILLIAM H. COQUILLETTE                        /s/ JOHN C. MORLEY
------------------------------                    ------------------------------
William H. Coquillette                            John C. Morley
Director                                          Director



                         /s/ D. VAN SKILLING
                         ------------------------------
                         D. Van Skilling
                         Director